                   -----------------------------------------------------------
                                                  GLOBAL PARTNERS

                                                  INCOME FUND INC.

                                                  ANNUAL REPORT

                                       -----------------------------------------
                                                  AUGUST 31, 1995
                                              ----------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                                 -------------------------------

GLOBAL  PARTNERS  INCOME  FUND  INC.

October 27, 1995

To Our Shareholders:

The net asset value for the Global Partners Income Fund Inc. rose to $11.11 per share as of August 31, 1995. Dividends of $0.11875 per share were paid during each month of the quarter. The total investment return, based on net asset value per share for the quarter, assuming reinvestment of dividends in additional shares of the Fund, was 4.4% compared with an increase of 4.4% in the Salomon Brothers Brady Bond Index and an increase of 2.55% for the Salomon Brothers High-Yield Index. As its investment objective, the Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. We have sought to meet these objectives by combining two dissimilar asset classes -- emerging market sovereign debt and U.S. high-yield corporate debt.

U.S. HIGH-YIELD CORPORATE BOND MARKET

The U.S. high-yield market continued to perform well in the current quarter and outperformed the Treasury sector in this period. The higher level of current income in the high-yield sector was slightly offset by a small widening in the yield spread to comparable maturity Treasuries. Spreads widened from 3.98% to 4.03% during the quarter. The high-yield market experienced near record cash flows into mutual funds and a large volume of new issues in the quarter. Over the course of the past year, we have increased our exposure to the media sector, which has been one of the strongest performing sectors in the market.

EMERGING MARKETS

Emerging markets regained stability in the three-month period ended in August following the extreme volatility of the first five months of the year. For the three months ended in August, the Salomon Brothers Brady Bond Index appreciated 4.4% as investors focused on the fundamentals in individual countries and looked beyond the short-term effects of Mexico's peso devaluation at the end of 1994. The important developments for the market during the Fund's most recent quarter included successful financings by Argentina and a continuation of the recession in Mexico. Investors continue to move back into the market based on the encouraging level of stability over the past three months.

COUNTRY ANALYSIS

The largest holdings of foreign government debt securities in the Fund, as a percentage of total assets on August 31, were in Brazil (11.1%), Morocco (9.1%), Argentina (8.3%) and Poland (6.8%).

BRAZIL: President Cardoso continued to successfully guide his package of constitutional reforms through the Brazilian Congress. In July, Standard & Poor's raised its foreign currency rating on Brazil to single B-plus from single B, reflecting the success of the Cardoso administration in its anti-inflation efforts.

GLOBAL  PARTNERS  INCOME  FUND  INC.

MOROCCO: The Moroccan economy continued to struggle with the effects of a severe drought. The World Bank approved a $100 million emergency agricultural loan to aid this stricken sector of the economy. Moroccan GDP is expected to contract in 1995 due to the effects of the drought. Current estimates from the Ministry of Finance call for a contraction of approximately 5% in the Moroccan economy in 1995.

ARGENTINA: The country successfully returned to the capital markets with major debt underwritings denominated in deutschmarks and yen during the Fund's most recent quarter. These financings will be used, in part, to finance repurchases of Argentine public debt.

POLAND: The market continues to upgrade its assessment of Poland's prospects in light of its investment grade credit rating. Inflation continued to fall during the recent quarter reflecting the decline in food prices and the strength of the zloty.

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on December 7, 1994. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

     1. ELECTION OF DIRECTORS

      NOMINEES          VOTES FOR     VOTES AGAINST
----------------------------------------------------
Charles F. Barber       13,194,468       228,612
Leslie H. Gelb          13,193,415       229,665
Michael S. Hyland       13,193,618       229,462
Alan H. Rappaport       13,188,556       234,523
Jeswald W. Salacuse     13,192,806       230,274

     2. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

VOTES FOR     VOTES AGAINST     VOTES ABSTAINED     UNVOTED
-----------------------------------------------------------
3,812,026         13,633             37,707            0

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777.

                                      Cordially,
/s/ MICHAEL S. HYLAND                              /s/ ALAN H. RAPPAPORT
---------------------                              -------------------
Michael S. Hyland                                  Alan H. Rappaport
Chairman of the Board                              President

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

August 31, 1995

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         CORPORATE BONDS -- 64.56%                                                          (NOTE 2)
---------------------------------------------------------------------------------------------------------------
                  BASIC INDUSTRIES -- 9.23%
 $ 4,000          Berry Plastics, 12.25%, 4/15/04(C)............................................   $  4,160,000
   2,000          Harris Chemical, Zero Coupon until 1/15/96 (10.25% thereafter), 7/15/01(C)....      1,780,000
   2,000          Indah Kiat International, 12.50%, 6/15/06.....................................      2,050,000
   2,000          Renco Metals Inc., 12.00%, 7/15/00............................................      2,120,000
   2,000          Stone Container, 9.875%, 2/1/01(C)............................................      1,982,500
   3,000          Valcor, 9.625%, 11/01/03(C)...................................................      2,790,000
                                                                                                   ------------
                                                                                                     14,882,500
                                                                                                   ------------
                  CONSUMER CYCLICALS -- 8.76%
   2,000          Carrols, 11.50%, 8/15/03(C)...................................................      1,975,000
   2,000          Cole National Group Inc., 11.25%, 10/1/01(C)..................................      1,980,000
   2,000          Family Restaurants, 9.75%, 2/1/02(C)..........................................        940,000
   4,000          Finlay Fine Jewelry, 10.625%, 5/1/03(C).......................................      3,880,000
   4,000          Flagstar, 10.75%, 9/15/01(C)..................................................      3,700,000
   2,000          Parisian, 9.875%, 7/15/03(C)..................................................      1,640,000
                                                                                                   ------------
                                                                                                     14,115,000
                                                                                                   ------------
                  CONSUMER NON-CYCLICALS -- 20.59%
   2,000          Bally Park Place Funding, Inc., 9.25%, 3/15/04................................      1,885,000
   2,000          Borg-Warner Security Corp., 9.125%, 5/1/03....................................      1,760,000
   2,000          Dade International Inc., 13.00%, 2/1/05(C)....................................      2,140,000
   4,000          International Semi-Tech, Zero Coupon until 8/15/00 (11.50% thereafter),
                    8/15/03.....................................................................      2,060,000
   4,000          Pathmark, 9.625%, 5/1/03(C)...................................................      3,980,000
   3,000          Penn Traffic Co., 9.625%, 4/15/05(C)..........................................      2,467,500
   3,000          Plastic Specialty, 11.25%, 12/1/03............................................      2,745,000
   1,750          Ralph's Grocery, 11.00%, 6/15/05..............................................      1,645,000
   1,750          Remington Arms, 10.00%, 12/1/03*,(W,C)........................................      1,592,500
   1,000          Samsonite Corp., 11.125%, 7/15/05(W)..........................................      1,017,500
   2,000          Selmer Co. Inc., 11.00%, 5/15/05(W)...........................................      1,920,000
   1,000          Showboat Inc., 9.25%, 5/1/08(C)...............................................        925,000
   1,350          Telex Communications, Inc., 12.00%, 7/15/04...................................      1,393,875
   4,589          Trump Taj Mahal, 11.35%, 11/15/99(X)..........................................      3,689,825
   4,000          William House Regency, 11.50%, 6/15/05(C).....................................      3,960,000
                                                                                                   ------------
                                                                                                     33,181,200
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

August 31, 1995

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         CORPORATE BONDS (CONCLUDED)                                                        (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  ENERGY -- 1.95%
$  5,000          Clark R & M Holdings, Zero Coupon, 2/15/00(C).................................   $  3,137,500
                                                                                                   ------------
                  FINANCIAL -- .98%
   1,500          Olympic Financial Ltd., 13.00%, 5/01/00.......................................      1,575,000
                                                                                                   ------------
                  INDUSTRIAL/MANUFACTURING -- 12.24%
   3,000          Foamex Capital L.P., 9.50%, 6/1/00(C).........................................      2,925,000
   2,000          Foamex Capital L.P., 11.25%, 10/1/02(C).......................................      2,010,000
   5,000          Jordan Industries, 10.375%, 8/1/03(C).........................................      4,637,500
   2,000          Motor Wheel, 11.50%, 3/01/00(C)...............................................      1,780,000
   3,000          Specialty Equipment, 11.375%, 12/1/03(C)......................................      3,150,000
   2,000          UCAR Global Enterprises, 12.00%, 1/15/05......................................      2,240,000
   3,500          Venture Holdings Trust, 9.75%, 4/1/04(C)......................................      2,992,500
                                                                                                   ------------
                                                                                                     19,735,000
                                                                                                   ------------
                  MEDIA/TELECOMMUNICATIONS -- 8.63%
   3,000          Adelphia Communications, 12.50%, 5/15/02(C)...................................      3,045,000
   2,000          Granite Broadcasting, 10.375%, 5/15/05(W).....................................      2,040,000
   2,500 Units    In Flight Phone, Zero Coupon until 5/15/98 (14.00% thereafter), 5/15/02(W,Y)..        875,000
   3,500          Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter), 12/15/05(W)..      1,933,750
   1,500          Outdoor Systems, 10.75%, 8/15/03..............................................      1,447,500
   2,000 Units    People's Choice TV Corp., Zero Coupon until 6/1/00 (13.135% thereafter),
                    6/1/04Z ....................................................................        915,000
   3,000          United International Holdings, Zero Coupon, 11/15/99..........................      1,815,000
   2,000          USA Mobile Communications, 9.50%, 2/1/04......................................      1,840,000
                                                                                                   ------------
                                                                                                     13,911,250
                                                                                                   ------------
                  TRANSPORTATION -- 2.18%
   2,000          Petro PSC Properties, 12.50%, 6/1/02..........................................      1,995,000
   2,500          Transtar Holdings, Zero Coupon until 12/15/99 (13.375% thereafter),
                    12/15/03....................................................................      1,525,000
                                                                                                   ------------
                                                                                                      3,520,000
                                                                                                   ------------
                  TOTAL CORPORATE BONDS (cost $108,078,561).....................................    104,057,450
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

August 31, 1995

PRINCIPAL
   AMOUNT                                                                                                 VALUE
    (000)         SOVEREIGN BONDS -- 61.95%                                                            (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 12.31%
 $19,500          Republic of Argentina, FRB, 7.3125%, 3/31/05*,(C).............................   $ 11,943,750
  12,109          Republic of Argentina, BOCON Pre II, 5.9063%, 4/1/01*,(C,P)...................      7,892,693
                                                                                                   ------------
                                                                                                     19,836,443
                                                                                                   ------------
                  BRAZIL -- 16.48%
  11,400          Federal Republic of Brazil, IDU Series A, 6.6875%, 1/1/01*,(C)................      9,426,375
   4,350          Federal Republic of Brazil, Par YL4, 4.25%, 4/15/24*,(C)......................      1,976,531
  27,195          Federal Republic of Brazil, C Bond, 8.00%, 4/15/14C,(X).......................     13,529,578
   3,000          Federal Republic of Brazil, "New" New Money Bonds, 7.3125%, 4/15/09*,(C)......      1,638,750
                                                                                                   ------------
                                                                                                     26,571,234
                                                                                                   ------------
                  BULGARIA -- 2.16%
   1,750          Republic of Bulgaria, Discount Bond, Series A, 6.75%, 7/28/24*................        879,375
  10,000          Republic of Bulgaria, FLIRB, Series A, 2.00%, 7/28/12*........................      2,600,000
                                                                                                   ------------
                                                                                                      3,479,375
                                                                                                   ------------
                  COSTA RICA -- 5.50%
   7,000          Costa Rica Series A, Principal Bond, 6.25%, 5/21/10(C)........................      3,640,000
  11,000          Costa Rica Series B, Principal Bond, 6.25%, 5/21/15(C)........................      5,225,000
                                                                                                   ------------
                                                                                                      8,865,000
                                                                                                   ------------
                  ECUADOR -- 4.54%
     531          Republic of Ecuador, IE Bond, 6.75%, 12/21/04*................................        312,515
  11,000          Republic of Ecuador, Par Bond, 3.00%, 2/28/25*................................      3,657,500
  10,461          Republic of Ecuador, PDI Bond, 6.8125%, 2/28/15*,(X)..........................      3,347,601
                                                                                                   ------------
                                                                                                      7,317,616
                                                                                                   ------------
                  MEXICO -- 5.46%
  14,500          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including
                    14,500,000 rights)..........................................................      8,799,688
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

August 31, 1995

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         SOVEREIGN BONDS (CONCLUDED)                                                        (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
                  PANAMA -- 2.47%
$  5,000          Republic of Panama, FRN, 7.25%, 5/10/02*......................................   $  3,975,000
                                                                                                   ------------
                  POLAND -- 10.06%
  26,500          Republic of Poland, PDI Bonds, 3.25%, 10/27/14*...............................     16,214,687
                                                                                                   ------------
                  VENEZUELA -- 2.97%
   9,500          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20 (including 47,500
                    warrants)(C)................................................................      4,797,500
                                                                                                   ------------
                  TOTAL SOVEREIGN BONDS (cost $107,673,786).....................................     99,856,543
                                                                                                   ------------
                  LOAN PARTICIPATIONS -- 13.98%
   ------------------------------------------------------------------------------------------------------------
  20,000          Kingdom of Morocco, Tranche B, 6.6875%, 1/1/04*
                    (Morgan Guaranty Trust Company of New York)(T)..............................     14,025,000
  11,000          Kingdom of Morocco, Tranche B, 6.6875%, 1/1/04*
                    (Morgan Stanley Emerging Markets Inc.)(T)...................................      7,713,750
   2,500          Russia, Bank for Foreign Economic Affairs, Vnesheconombank, Floating rate(a),
                    (b) (J.P. Morgan and Chase Manhattan Bank, N.A.)(T).........................        787,500
                                                                                                   ------------
                  TOTAL LOAN PARTICIPATIONS (cost $28,273,305)..................................     22,526,250
                                                                                                   ------------

                  WARRANTS(A) -- .17%
   ------------------------------------------------------------------------------------------------------------
  4,000 Warrants  Berry Plastics (Exercise price of $18.797 per share expiring on 4/15/04. Each
                    warrant exercisable for 1.13237 shares of common stock).....................         50,000
  6,000 Warrants  United International Holdings (Exercise price of $15 per share expiring on
                    11/15/99. Each warrant exercisable for one share of common stock)...........        222,000
                                                                                                   ------------
                  TOTAL WARRANTS (cost $152,964)................................................        272,000
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

August 31, 1995

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         REPURCHASE AGREEMENTS -- 4.36%                                                     (NOTE 2)
   ------------------------------------------------------------------------------------------------------------
   2,968          J.P. Morgan, 5.75%, cost $2,968,000, dated 8/31/95, $2,968,474 due 9/1/95,
                    (collateralized by $3,388,000, Zero Coupon U.S. Treasury Strip due 8/15/97,
                    valued at $3,028,025).......................................................      2,968,000
   4,062          State Street Bank and Trust Company, 5.55%, cost $4,062,000, dated 8/31/95,
                    $4,062,626 due 9/1/95, (collateralized by $3,895,000, 7.125% U.S. Treasury
                    Note due 9/30/99, valued at $4,148,175).....................................      4,062,000
                                                                                                   ------------
                  TOTAL REPURCHASE AGREEMENTS (cost $7,030,000).................................      7,030,000
                                                                                                   ------------
                  TOTAL INVESTMENTS -- 145.02% (cost $251,208,616)..............................    233,742,243
                                                                                                   ------------
                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (45.02%).............................    (72,564,045)
                                                                                                   ------------
                  NET ASSETS -- 100.0% (equivalent to $11.11 per share on 14,507,134 common
                    shares outstanding).........................................................   $161,178,198
                                                                                                   ------------

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on instrument with variable rate or step coupon rates.
   C All or a portion of the security is segregated as collateral pursuant to a loan agreement.
   W Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
   X Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
   Y Each unit is comprised of a $1,000 par Senior Discount Note due 5/15/02 and a warrant to purchase one share of common stock.
   Z Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.
   P Payment-in-kind. Interest is paid by the issuance of additional bonds until May 1, 1997. Thereafter, interest will be paid in cash.
   T Participation interests were acquired through the financial institutions indicated parenthetically.
 (a) Non-income producing security.
 (b) Security is currently in default.
     FLIRB -- Front-Loaded Interest Reduction Bonds.
     FRB  -- Floating Rate Bonds.
     FRN  -- Floating Rate Notes.
     IDU  -- Interest Due and Unpaid.
     IE    -- Interest Equalization.
     PDI   -- Past Due Interest.

                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

August 31, 1995

ASSETS
Investments, at value (cost -- $251,208,616).................................................   $233,742,243
Cash.........................................................................................        113,469
Interest receivable..........................................................................      5,725,232
Unamortized organization expenses (Note 2)...................................................         70,356
Prepaid expenses.............................................................................         11,072
                                                                                                ------------
        Total assets.........................................................................    239,662,372
                                                                                                ------------
LIABILITIES
Loans payable (Note 5).......................................................................     75,000,000
Accrued interest expense on loan (Note 5)....................................................      2,458,854
Payable for investments purchased............................................................        742,188
Accrued management fee (Note 3)..............................................................        150,526
Accrued audit and tax return preparation fees................................................         57,500
Accrued legal fee............................................................................         30,241
Other accrued expenses.......................................................................         44,865
                                                                                                ------------
        Total liabilities....................................................................     78,484,174
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000; 14,507,134 shares outstanding)........         14,507
Additional paid-in capital...................................................................    202,591,603
Undistributed net investment income..........................................................      1,463,355
Accumulated realized loss on investments.....................................................    (25,424,894)
Net unrealized depreciation on investments...................................................    (17,466,373)
                                                                                                ------------
        Net assets...........................................................................   $161,178,198
                                                                                                ------------
Net Asset Value Per Share ($161,178,198 / 14,507,134 shares).................................   $      11.11
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended August 31, 1995

INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $5,727,341).....................                 $ 30,110,391
    EXPENSES
        Interest expense (Note 5)................................................   $5,501,758
        Management fee (Note 3)..................................................    1,732,025
        Legal....................................................................       69,542
        Printing.................................................................       65,073
        Custodian................................................................       63,379
        Audit and tax services...................................................       61,000
        Transfer agent...........................................................       48,591
        Shareholder annual meeting...............................................       32,896
        Directors' fees and expenses.............................................       24,484
        Listing fee..............................................................       24,330
        Amortization of deferred organization expenses (Note 2)..................       22,272
        Other....................................................................       59,290       7,704,640
                                                                                    ----------    ------------
    Net investment income........................................................                   22,405,751
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments.............................................                  (25,424,894)
    Change in Net Unrealized Depreciation on Investments.........................                   10,617,570
                                                                                                  ------------
    Net realized loss and change in net unrealized depreciation on investments...                  (14,807,324)
                                                                                                  ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS...................................                 $  7,598,427
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE         FOR THE
                                                                                  YEAR ENDED     PERIOD ENDED
                                                                                  AUGUST 31,      AUGUST 31,
                                                                                     1995          1994(a)
------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.....................................................   $ 22,405,751    $14,169,263
    Net realized gain (loss) on investments...................................    (25,424,894)     1,065,549
    Change in net unrealized appreciation (depreciation) on investments.......     10,617,570    (28,083,943)
                                                                                 ------------   ------------
    Net increase (decrease) in net assets from operations.....................      7,598,427    (12,849,131)
DIVIDENDS AND DISTRIBUTIONS
    From net investment income................................................    (20,672,691)   (14,169,263)
    From net realized short-term gains........................................             --     (1,065,549)
    In excess of net investment income (Note 2)...............................             --       (269,705)
                                                                                 ------------   ------------
    Total dividends and distributions.........................................    (20,672,691)   (15,504,517)
CAPITAL SHARE TRANSACTIONS
    Net proceeds from issuance of 14,500,000 shares...........................             --    202,506,091
                                                                                 ------------   ------------
    Total increase (decrease) in net assets...................................    (13,074,264)   174,152,443
NET ASSETS
    Beginning of period.......................................................    174,252,462        100,019
                                                                                 ------------   ------------
    End of period (includes undistributed net investment income of $1,463,355
      for 1995)...............................................................   $161,178,198   $174,252,462
                                                                                 ------------   ------------


--------------------------------------------------------------------------------

(a) For the period from commencement of investment operations on October 29, 1993 through August 31, 1994.

                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended August 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities.......................................................   $(195,382,343)
    Proceeds from sales of portfolio investments and principal paydowns.....................     204,585,400
    Net purchases of short-term investments.................................................      (7,030,000)
                                                                                               -------------
                                                                                                   2,173,057
    Net investment income...................................................................      22,405,751
    Accretion of discount on investments....................................................      (5,727,341)
    Amortization of organization expenses...................................................          22,272
    Net change in receivables/payables related to operations................................       1,861,977
                                                                                               -------------
        Net cash provided by operating activities...........................................      20,735,716
                                                                                               -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common Stock dividends paid.............................................................     (22,395,415)
                                                                                               -------------
        Net cash used by financing activities...............................................     (22,395,415)
                                                                                               -------------
Net decrease in cash........................................................................      (1,659,699)
Cash at beginning of year...................................................................       1,773,168
                                                                                               -------------
CASH AT END OF YEAR.........................................................................   $     113,469
                                                                                               -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Global Partners Income Fund Inc. (the "Fund") was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is recorded on the accrual basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to deferral of wash sale and post-October losses. Dividends which exceed net investment income for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the year ended August 31, 1995, the Fund paid interest expense of $4,277,735.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc ("SBI"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At August 31, 1995, Oppenheimer and the Investment Adviser each owned 3,567 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1995, aggregated $196,124,531 and $204,585,400, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $8,027,222 and $25,493,595, respectively, resulting in net unrealized depreciation for federal income tax purposes of $17,466,373.

Pursuant to federal income tax regulations, the Fund elected to treat capital losses of $20,857,951, incurred in the period November 1, 1994 through August 31, 1995, as having occurred on September 1, 1995. In addition, the Fund has a capital loss carryforward as of August 31, 1995 of $4,566,945 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

In connection with Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", distributions to shareholders have been restated to reflect the tax characterization of such amounts. As of September 1, 1994, the Fund reclassified $1,065,549 from Accumulated Realized Loss on Investments to Undistributed Net Investment Income. This reclassification did not affect net investment income, net realized loss or net assets for the year ended August 31, 1995.

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5. BANK LOANS

The Fund borrowed $37,500,000 pursuant to a secured loan agreement with Internationale Nederlanden Ireland Capital Limited. The interest rate on the loan is equal to six-month LIBOR plus 1.125% and the maturity date is November 6, 1995. The collateral for the loan was valued at $56,405,638 on August 31, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 133%.

The Fund borrowed an additional $37,500,000 pursuant to a secured loan agreement with Internationale Nederlanden (U.S.) Capital Corporation. The interest rate on the loan is equal to six-month LIBOR plus 1.50% and the maturity date is September 1, 1995. The collateral for the loan was valued at $61,734,020 on August 31, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 115%. The loan was renewed on September 1, 1995 with an interest rate equal to LIBOR plus 1.50% and a maturity date of March 1, 1996.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1995 was $22,526,250.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

NOTE 7. CREDIT RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

NOTE 8. EVENTS SUBSEQUENT TO AUGUST 31, 1995

On September 1 and October 2, 1995, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $.11875 per share, payable on September 29 and October 31, 1995, to shareholders of record on September 11 and October 12, 1995, respectively.

GLOBAL  PARTNERS  INCOME  FUND  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                      FOR THE
                                                                                  FOR THE           PERIOD ENDED
                                                                                YEAR ENDED           AUGUST 31,
                                                                              AUGUST 31, 1995         1994(a)
   ------------------------------------------------------------------------------------------------------------
Net investment income......................................................          $  1.54              $ 0.97
Net realized gain (loss) and change in net unrealized appreciation
  (depreciation) on investments............................................            (1.02)              (1.86)
                                                                              ---------------    ------------------
    Total from investment operations.......................................             0.52               (0.89)
                                                                              ---------------    ------------------
Dividends from net investment income.......................................            (1.42)              (0.98)
Dividends from short-term gains............................................               --               (0.07)
Dividends in excess of net investment income...............................               --               (0.02)
Offering costs on issuance of common stock.................................               --               (0.05)
                                                                              ---------------    ------------------
    Net decrease in net asset value........................................            (0.90)              (2.01)
Net asset value, beginning of period.......................................            12.01               14.02
                                                                              ---------------    ------------------
Net asset value, end of period.............................................          $ 11.11              $12.01
                                                                              ---------------    ------------------
Per share market value, end of period......................................          $11.125              $11.75
Total investment return based on market price per share(c).................            8.01%              (9.02%)(b)
Ratios to average net assets:
    Operating expenses.....................................................            1.39%               1.38%(d)
    Interest expense.......................................................            3.46%               1.39%(d)
    Total expenses.........................................................            4.85%               2.77%(d)
    Net investment income..................................................           14.10%               9.05%(d)
    Portfolio turnover rate................................................           85.15%              11.71%
    Net assets, end of period..............................................    $ 161,178,198        $174,252,462
    Bank loans outstanding, end of period..................................    $  75,000,000        $ 75,000,000
    Weighted average bank loans............................................    $  75,000,000        $ 47,271,987
    Weighted average interest rate on bank loans...........................            7.34%               5.44%(d)

--------------------------------------------------------------------------------

 (a) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.
 (b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.
 (c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. This calculation is not annualized.
 (d) Annualized.

--------------------------------------------------------------------------------
GLOBAL PARTNERS INCOME FUND INC.

To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the "Fund") at August 31, 1995, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 29, 1993 (commencement of investment operations) through August 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, N.Y.
October 17, 1995

GLOBAL  PARTNERS  INCOME  FUND  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                     NET REALIZED GAIN
                                                                                     (LOSS) & CHANGE IN
                                                                                      NET UNREALIZED
                                                                 NET INVESTMENT         APPRECIATION
                                                                     INCOME            (DEPRECIATION)
                                                                ----------------    --------------------
                                                                            PER                    PER
                      QUARTERS ENDED*                           TOTAL       SHARE    TOTAL        SHARE
--------------------------------------------------------------------------------------------------------
November 30, 1993**........................................     $  638      $.04    $  1,069      $  .07
February 28, 1994..........................................      4,028       .28      (3,184)       (.21)
May 31, 1994...............................................      4,433       .31     (18,748)      (1.30)
August 31, 1994............................................      5,070       .34      (6,155)       (.42)
November 30, 1994..........................................      5,162       .36      (9,558)       (.66)
February 28, 1995..........................................      5,685       .39     (19,835)      (1.37)
May 31, 1995...............................................      5,922       .41      13,324         .92
August 31, 1995............................................      5,637       .38       1,262         .09

--------------------------------------------------------------------------------

 * Totals expressed in thousands of dollars except per share amounts.

** For the period October 29, 1993 (commencement of investment operations) through November 30, 1993.

                See accompanying notes to financial statements.

GLOBAL  PARTNERS  INCOME  FUND  INC.

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the holder by American Stock Transfer & Trust Company as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not intend to issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

GLOBAL  PARTNERS  INCOME  FUND  INC.

---------------------------------------------------------------------------
OTHER INFORMATION  (continued)

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

GLOBAL  PARTNERS  INCOME  FUND  INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

LESLIE H. GELB

      President, The Council on Foreign Relations

MICHAEL S. HYLAND

      Chairman of the Board;
      President, Salomon Brothers
      Asset Management Inc

ALAN H. RAPPAPORT

      President;
      Executive Vice President,
      Oppenheimer & Co., Inc.

RIORDEN ROETT

      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman of the Board

ALAN H. RAPPAPORT

      President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary
--------------------
GLOBAL PARTNERS

INCOME FUND INC.

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      GDF

--------------------------------------------------------------------------------

  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005